SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 27, 2004

                                CorVu Corporation
             (Exact name of Registrant as Specified in its Charter)

                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)


         0-29299                                                 41-1457090
(Commission File Number)                                       (IRS Employer
                                                             Identification No.)

                              3400 West 66th Street
                             Edina, Minnesota 55435
              (Address of Principal Executive Offices and Zip Code)

                                 (952) 944-7777
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

      On October 27, November 15 and November 16, 2004, CorVu Corporation (the "Company") sold in a private offering under Section 506 of Regulation D an aggregate amount of 290,000 shares of Series B Convertible Preferred Stock ("Series B Preferred Stock") at a price of $1.00 per share to eight accredited investors, as such term is defined in Rule 501 of Regulation, together with five year warrants to purchase 676,668 shares of common stock at an exercise price of $0.20 per share.

Date of Sale   No. of Investors   Series B Preferred Stock   Common Stock Warrants
------------   ----------------   ------------------------   ---------------------
 10/27/2004           2                    100,000                  233,334
 11/15/2004           4                     90,000                  210,000
 11/16/2004           2                    100,000                  233,334
----------------------------------------------------------------------------------
    TOTAL             8                    290,000                  676,668

      Each share of Series B Preferred Stock converts currently into the Company's common stock at a rate equal to $1 divided by $0.30. See below, Item 5.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Charge in Fiscal
Year

      By written resolution dated October 27, 2004, which was amended at a meeting of the Board of Directors on November 12, 2004, the Board of Directors of the Company authorized the designation of 600,000 shares of Series B Convertible Preferred Stock ("Series B Preferred Stock"), with a par value of $0.01 per share and adopted the Certificate of Designation of Rights and Preferences of Series B Preferred Stock of CorVu Corporation. The Certificate became effective upon filing with the Minnesota Secretary of State on November 16, 2004.

Rights and Preferences of Series B Preferred Stock
--------------------------------------------------

      At the option of a holder of Series B Preferred Stock, each share of Series B Preferred Stock may be converted at any time into such number of shares of CorVu Common Stock as is determined by dividing $1.00 by the applicable Conversion Price. The Conversion Price, which is $0.30 as of November 16, 2004, is subject to customary adjustments for stock dividends and combinations or subdivisions of common stock, capital reorganization or reclassification.

      Each share of Series B Preferred Stock entitles its holder to receive, when and as declared by the Company's Board of Directors, a quarterly dividend of 1.5 (cent), payable in the sole discretion of the Board of Directors (i) in cash out of legally available funds or (ii) in a fraction of one share of Common Stock, the numerator of which shall be one and the denominator of which shall be the fair market value of one share of Common Stock divided by 1.5 (cent). Such dividends shall be payable before any dividends shall be paid upon, or set apart for, the Common Stock and shall be cumulative, so that if in any quarterly dividend period, dividends shall not have been paid upon or set apart for the Series B Preferred Stock, the deficiency (but without interest) shall be fully paid or set apart for payment before any dividends shall be paid upon or set apart for the Common Stock.

      In the event of any event of liquidation, dissolution or winding up of the Company, each share of Series B Preferred Stock entitles its holder to a payment of $1 prior and in preference to any payment to holders of Common Stock. Any assets and funds of the Company remaining after payment of the aforesaid liquidation preference to holders of Series B Preferred Stock shall be distributed among holders of Common Stock and of Series B Preferred Stock in proportion to the shares of Common Stock then held by them and the shares of Common Stock that they then have the right to acquire upon conversion of the shares of Series B Preferred Stock. The sale of all or substantially all of the Company's assets and the acquisition of the Company by way of certain mergers or other forms of corporate reorganization are deemed to constitute a liquidation event.

      Each share of Series B Preferred Stock entitles its holder to the number of votes equal to the number of shares of Common Stock into which such shares of Series B Preferred Stock could be converted. In addition, the holders of Series B Preferred Stock voting as a single class have to consent to changes to the rights and preferences and the number of authorized shares of Series B Preferred Stock, the authorization of preferred stock senior to Series B Preferred Stock as to dividend and liquidation rights, and certain transactions such as the sale of all or substantially all of the Company's assets or certain mergers involving the Company.

      The Amended and Restated Articles of Incorporation and the Certificate of Designation of Rights and Preferences of the Series B Preferred Stock as filed with the Minnesota Secretary of State on November 16, 2004 are attached hereto as Exhibit 3.1, and incorporated by reference herein.

Item 9.01 Financial Statements And Exhibits

      (a)   Financial statements: None.

      (b)   Pro forma financial information: None.

      (c)   Exhibits:

            3.1 Amended and Restated Articles of Incorporation and Certificate of Designation of Rights and Preferences of Series B Preferred Stock

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CORVU CORPORATION


                                             By  /s/ David C. Carlson
                                                 ------------------------------
Date:  November 17, 2004                         David C. Carlson
                                                 Chief Financial Officer

                                  EXHIBIT INDEX

                                CorVu Corporation
                             Form 8-K Current Report

                                October 27, 2004


Exhibit Number    Description
--------------    -----------

     3.1 Amended and Restated Articles of Incorporation and Certificate of Designation of Rights and Preferences of Series B Preferred Stock